VALIC COMPANY II

MID CAP VALUE FUND

Supplement to the Prospectus Dated December 31, 2004

The Board of Trustees (the "Board") of VALIC Company II, with respect to the Mid Cap Value Fund (the "Fund"), approved at a meeting held on October 19, 2005 an investment sub-advisory agreement (the "Sub-Advisory Agreement") between The Variable Annuity Life Insurance Company ("VALIC") and U.S. Bancorp Asset Management, Inc. ("USBAM"). The Sub-Advisory Agreement with USBAM will become effective after the close of business on November 4, 2005 and provides that USBAM will manage a portion of the assets of the Fund. The subadvisory fees paid to USBAM will be borne by VALIC and will not result in increased costs to the Fund's shareholders. The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), to approve investment sub-advisory agreements without a shareholder vote; however, an information statement explaining the addition of a new sub-adviser in further detail will be mailed to all shareholders of record. The changes to the VALIC Company II prospectus described below, shall be effective November 7, 2005.

With respect to the Fund's Fact Sheet on page 21, replace the Investment Sub-Adviser and Investment Strategy sections in their entirety, with the following:

Investment Sub-Adviser

U.S. Bancorp Asset Management, Inc. ("USBAM")

Wellington Management Company, LLP ("Wellington Management")

Investment Strategy

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. "Net assets" will take into account borrowing for investment purposes. Mid-capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Midcap Index range. As of August 31, 2005, the largest company in the Russell Midcap Index had a market capitalization of approximately $17.9 billion. Companies falling within the lower end of this range may be considered small cap companies.

The sub-advisers use their own investment strategies to accomplish the Fund's investment objective. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria:

    are undervalued relative to other securities in the same industry or market;

    exhibit good or improving fundamentals; or

    exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company's business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser's valuation techniques are a key component to the Fund's investment approach.

The Fund may invest up to 20% of its total assets in foreign securities. In addition, the Fund may utilize in derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the Fund's return.

Effective November 7, 2005, Wellington Management will manage approximately two-thirds of the Fund's assets and USBAM managed approximately one-third of the Fund's assets. The amount that each sub-adviser manages may change from time-to-time as determined by VALIC.

With respect to the Fund's Fact Sheet on page 21, add the following risk to the Investment Risk section:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

In the section entitled About the Series Company Management on page 43, insert the following the description after the discussion of SSgA Funds Management, Inc.:

Mid Cap Value Fund

U.S. Bancorp Asset Management, Inc. ("USBAM")

800 Nicollet Mall, Minneapolis, Minnesota 55402

USBAM (formerly U.S. Bancorp Piper Jaffrey Asset Management) provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans, in addition to the First American Family of Funds. As of September 30, 2005, USBAM and its affiliates had approximately $123 billion in assets under management, including investment company assets of approximately $54 billion.

Kevin Earley, CFA and Brent Mellum, CFA have primary responsibility for the day-to-day management of a portion of the Fund's assets. Mr. Earley is currently an Equity Portfolio Manager with USBAM and serves as the primary portfolio manager for USBAM's portion of the Fund's assets. Mr. Earley joined USBAM in 1997 and has 18 years of financial industry experience, including seven years in portfolio management. Mr. Mellum is a Senior Equity Portfolio Manager with USBAM and co-manages USBAM's portion of the Fund's assets. Mr. Mellum joined USBAM in 1993 and has 12 years of financial industry experience, including 10 years in portfolio management.

Dated: October 20, 2005